UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2008

Piedmont Community Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-52453	20-8264706
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Bill Conn Connector, Gray, Georgia 31032

(Address of Principal Executive Offices, including Zip Code)

(478) 986-5900

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

Effective October 1, 2008 Piedmont Community Bank Group, Inc. (the “Company”) dismissed Mauldin & Jenkins, LLC as the Company’s independent registered public accounting firm and engaged McNair, McLemore, Middlebrooks & Co., LLP to serve as the Company’s replacement independent registered public accounting firm. This change was recommended and approved by the Company’s Audit Committee.

The dismissal of Mauldin & Jenkins was not the result of any disagreement on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mauldin & Jenkins’ satisfaction, would have caused it to make a reference to the matter in its reports on the Company’s consolidated financial statements for such periods. There have been no such disagreements during the term of Mauldin & Jenkins engagement, which began in 2001. Rather, the decision was made in light of the pending marriage of the Company’s controller, Holli Cox, to the brother of a Mauldin & Jenkins partner. Under these circumstances, the Company and Mauldin & Jenkins mutually agreed that a change in the Company’s independent registered public accounting firm was appropriate to avoid even the appearance of a conflict of interest. Mauldin & Jenkins’ reports on the Company’s consolidated financial statements for the last two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principals.

The Company provided Mauldin & Jenkins with a copy of the disclosures in Item 4.01 of this Report and requested that Mauldin & Jenkins furnish the Company with a letter to the Securities and Exchange Commission stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of that letter from Mauldin & Jenkins, which is dated October 2, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

The Company has recently received inquiries regarding its credit exposure to Fannie Mae and Freddie Mac. The Company does not hold any equity securities issued by Fannie Mae or Freddie Mac. Therefore, we do not believe that the recent government takeover of these institutions will have any material impact on the Company’s financial condition.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter dated October 2, 2008 from Mauldin & Jenkins, LLC to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2008	PIEDMONT COMMUNITY BANK GROUP, INC.

	By:	/s/ Julie Simmons
Julie Simmons
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter dated October 2, 2008 from Mauldin & Jenkins, LLC to the U.S. Securities and Exchange Commission